UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2026

VIP Play, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-56290	85-0738656
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8400 W. Sunset Rd., Suite 300, Las Vegas, Nevada	89113
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (866) 783-9435

n/a

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

VIP Play, Inc., a Nevada corporation (the “Company,” “we” or “our”) is furnishing presentation materials (the “Company Presentation”) that management intends to use in one or more meetings from time to time with current and potential investors in connection with a non-deal roadshow. The Company Presentation includes an update on our current operations and major projects, as well as information relating to our strategic plans, goals, growth initiatives and outlook. The foregoing description of the Company Presentation does not purport to be complete and is qualified in its entirety by reference to the complete text of the Company Presentation attached as Exhibit 99.1 to this Current Report on Form 8-K (this “Report”).

 The information contained in the Company Presentation is summary information that should be considered in the context of our filings with the Securities and Exchange Commission and other public announcements we may make by press release or otherwise from time to time. The Company Presentation speaks as of the date of this Report. While we may elect to update the Company Presentation in the future to reflect events and circumstances occurring or existing after the date of this Report, we specifically disclaim any obligation to do so except as required by applicable law.

By furnishing this Report on Form 8-K and furnishing the Company Presentation, the Company makes no admission as to the materiality of any information in this Report, including without limitation the Company Presentation. The Company Presentation contains forward-looking statements. See Page 2 of the Company Presentation for a discussion of certain forward-looking statements that are included therein and the risks and uncertainties related thereto.

The information set forth in this Item 7.01 of this Report, including without limitation the Company Presentation, is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

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Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
99.1	Company Presentation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 4, 2026	VIP PLAY, INC.

	By:	/s/ Les Ottolenghi
Les Ottolenghi, CEO

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